                                                                      EXHIBIT 16

INVESTMENT PERFORMANCE -- EATON VANCE FLORIDA INSURED MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through January 31, 1998 and for the 1 year period ended
January 31, 1998.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 01/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $952.38        $1,326.59      39.29%       8.82%       32.66%       7.48%

1 YEAR ENDED
01/31/98          01/31/97      $952.59        $1,050.06      10.23%      10.23%        5.01%       5.01%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***

  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

EATON VANCE FLORIDA INSURED MUNICIPALS FUND - CLASS A
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

            For the 30 days ended 1/31/98:

            Interest Income Earned:                          $11,214
Plus        Dividend Income Earned:
                                                              ------
Equal       Gross Income:                                    $11,214

Minus       Expenses:                                         $1,115
                                                              ------
Equal       Net Investment Income:                           $10,099

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                             243,338
                                                              ------
Equal       Net Investment Income Earned Per Share:          $0.0415

            Net Asset Value Per Share 1/31/98:                $11.94

            30 Day Yield*:                                      4.21%

Divided by  One minus the Tax Rate of 31%:                       0.69
                                                               ------
Equal       Tax Equivalent Yield **:                            6.10%

            Divided by one minus a tax rate of 34.04%:        0.6596
                                                              ------
Equal       Tax Equivalent Yield***:                            6.38%

*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0415/$11.94)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Florida tax rate of  34.04%

INVESTMENT PERFORMANCE -- EATON VANCE FLORIDA INSURED MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through January 31, 1998 and for the 1 year period ended
January 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 01/31/98    ON 01/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $1,345.87      $1,315.87     34.59%       7.87%         31.59%      7.25%

1 YEAR ENDED
01/31/98          01/31/97      $1,095.71      $1,045.71      9.57%       9.57%          4.57%      4.57%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EATON VANCE FLORIDA INSURED MUNICIPALS FUND - CLASS B
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 1/31/98:

            Interest Income Earned:                          $89,361
Plus        Dividend Income Earned:
                                                              ------
Equal       Gross Income:                                    $89,361

Minus       Expenses:                                        $20,840
                                                              ------
Equal       Net Investment Income:                           $68,521

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                          1,957,317
                                                              ------
Equal       Net Investment Income Earned Per Share:          $0.0350

            Net Asset Value Per Share 1/31/98:                $11.23

            30 Day Yield*:                                      3.77%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                              ------
Equal       Tax Equivalent Yield **:                            5.46%
34.40%

            Divided by one minus a tax rate of 34.40%:        0.6560
                                                              ------
Equal       Tax Equivalent Yield***:                            5.75%


*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.035/$11.23)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Florida tax rate of  34.40%

INVESTMENT PERFORMANCE -- EATON VANCE HAWAII MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through January 31, 1998 and for the 1 year period ended
January 31, 1998.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 01/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $952.42        $1,154.04      21.17%      5.02%         15.40%      3.72%

1 YEAR ENDED
01/31/98          01/31/97      $952.09        $1,042.11      9.46%       9.46%         4.21%       4.21%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

EATON VANCE HAWAII MUNICIPALS FUND - CLASS A
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 1/31/98:

            Interest Income Earned:                           $1,164
Plus        Dividend Income Earned:
                                                              ------
Equal       Gross Income:                                     $1,164

Minus       Expenses:                                            $90
                                                              ------
Equal       Net Investment Income:                            $1,074

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                              30,186
                                                              ------
Equal       Net Investment Income Earned Per Share:          $0.0356

            Net Asset Value Per Share 1/31/98:                $10.43

            30 Day Yield*:                                      4.13%

Divided by  One minus the Tax Rate of 31%:                       0.69
                                                              ------
Equal       Tax Equivalent Yield **:                            5.99%

            Divided by one minus a tax rate of 37.90%:        0.6210
                                                              ------
Equal       Tax Equivalent Yield***:                            6.65%

*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0356/$10.43)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Hawaii tax rate of  37.90%

INVESTMENT PERFORMANCE -- EATON VANCE HAWAII MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through January 31, 1998 and for the 1 year period ended
January 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 01/31/98    ON 01/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $1,230.08      $1,200.08     23.01%       5.42%        20.01%       4.76%

1 YEAR ENDED
01/31/98          01/31/97      $1,090.77      $1,040.77      9.08%       9.08%         4.08%       4.08%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EATON VANCE HAWAII MUNICIPALS FUND - CLASS B
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 1/31/98:

            Interest Income Earned:                          $80,872
Plus        Dividend Income Earned:
                                                              ------
Equal       Gross Income:                                    $80,872

Minus       Expenses:                                        $19,089
                                                              ------
Equal       Net Investment Income:                           $61,784

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                           1,910,740
                                                              ------
Equal       Net Investment Income Earned Per Share:          $0.0323

            Net Asset Value Per Share 1/31/98:                $10.13

            30 Day Yield*:                                      3.86%

Divided by  One minus the Tax Rate of 31%:                       0.69
                                                              ------
Equal       Tax Equivalent Yield **:                            5.59%

            Divided by one minus a tax rate of 37.90%:        0.6210
                                                              ------
Equal       Tax Equivalent Yield***:                            6.22%

*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0323/$10.13)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Hawaii tax rate of  37.90%

INVESTMENT PERFORMANCE -- EATON VANCE KANSAS MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through January 31, 1998 and for the 1 year period ended
January 31, 1998.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 01/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $952.38        $1,212.19      27.28%      6.35%         21.22%      5.03%

1 YEAR ENDED
01/31/98          01/31/97      $952.61        $1,042.85       9.47%      9.47%          4.28%      4.28%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

EATON VANCE KANSAS MUNICIPALS FUND - CLASS A
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 1/31/98:

            Interest Income Earned:                           $5,137
Plus        Dividend Income Earned:
                                                              ------
Equal       Gross Income:                                     $5,137

Minus       Expenses:                                           $661
                                                              ------
Equal       Net Investment Income:                            $4,476

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                             118,603
                                                              ------
Equal       Net Investment Income Earned Per Share:          $0.0377

            Net Asset Value Per Share 1/31/98:                $10.98

            30 Day Yield*:                                      4.16%

Divided by  One minus the Tax Rate of 31%:                       0.69
                                                              ------
Equal       Tax Equivalent Yield **:                            6.03%

            Divided by one minus a tax rate of 37.52%:        0.6248
                                                              ------
Equal       Tax Equivalent Yield***:                            6.66%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0377/$10.98)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Kansas tax rate of  37.52%

INVESTMENT PERFORMANCE -- EATON VANCE KANSAS MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through January 31, 1998 and for the 1 year period ended
January 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 01/31/98    ON 01/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $1,265.50      $1,235.50      26.55%      6.19%         23.55%      5.54%

1 YEAR ENDED
01/31/98          01/31/97      $1,088.71      $1,038.71       8.87%      8.87%          3.87%      3.87%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EATON VANCE KANSAS MUNICIPALS FUND - CLASS B
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 1/31/98:

            Interest Income Earned:                          $42,127
Plus        Dividend Income Earned:
                                                              ------
Equal       Gross Income:                                    $42,127

Minus       Expenses:                                        $10,493
                                                              ------
Equal       Net Investment Income:                           $31,634

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                            966,045
                                                              ------
Equal       Net Investment Income Earned Per Share:          $0.0327

            Net Asset Value Per Share 1/31/98:                $10.38

            30 Day Yield*:                                      3.81%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                              ------
Equal       Tax Equivalent Yield **:                            5.52%

            Divided by one minus a tax rate of 37.52%:        0.6248
                                                              ------
Equal       Tax Equivalent Yield***:                            6.10%

*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0327/$10.38)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Kansas tax rate of  37.52%

                         INVESTMENT PERFORMANCE -- EATON VANCE HIGH YIELD MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 7, 1995 through January 31, 1998 and for the 1 year period ended
January 31, 1998.


                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 01/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    ------------   -----------    ----------  ----------    ----------  ----------
LIFE OF FUND      08/07/95      $952.38        $1,294.52      35.93%      13.12%        29.45%      10.92%

1 YEAR ENDED
  01/31/98        01/31/97      $952.64        $1,100.02      15.47%      15.47%        10.00%      10.00%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***

  * Initial investment less the current maximum sales charge of 4.75%.
 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.
*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.


                     EV HIGH YIELD MUNICIPALS FUND (Class A)
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                          For the 30 days ended 1/31/98

                     Interest Income Earned:                           $524,227
           Plus      Dividend Income Earned:
                                                                       --------
          Equal        Gross Income:                                   $524,227
          Minus            Expenses:                                    $77,567
                                                                       --------
          Equal      Net Investment Income:                            $446,660
     Divided by      Average daily number of shares
                     outstanding that were entitled
                     to receive dividends:                            8,567,136
                                                                       --------
          Equal      Net Investment Income Earned Per Share:            $0.0521
                  Net Asset Value Per Share 1/31/98                      $12.14
                                  30 Day Yield*:                          5.21%
     Divided by                   One minus the Tax Rate of 31%:           0.69
                                                                       --------
          Equal                   Tax Equivalent Yield **:                7.55%

 * Yield is calculated on a bond equivalent rate as follows:
                            6
   2[(($0.0521/$12.14)+1)-1]

** Assuming a tax rate of 31%

                         INVESTMENT PERFORMANCE -- EATON VANCE HIGH YIELD MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 7, 1995 through January 31, 1998 and for the 1 year period ended
January 31, 1998.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 01/31/98    ON 01/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    ------------   -----------    ----------  ----------    ----------  ----------
LIFE OF FUND      08/07/95      $1,328.47      $1,288.47      32.85%      12.08%        28.85%      10.72%

1 YEAR ENDED
  01/31/98        01/31/97      $1,146.70      $1,096.70      14.67%      14.67%         9.67%       9.67%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.
**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.


                     EV HIGH YIELD MUNICIPALS FUND (Class B)
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                        For the 30 days ended 1/31/98

                   Interest Income Earned:                         $   984,257
           Plus    Dividend Income Earned:
                                                                   -----------
          Equal      Gross Income:                                 $   984,257

          Minus          Expenses:                                 $   254,149
                                                                   -----------
          Equal    Net Investment Income:                          $   730,108

     Divided by    Average daily number of shares
                   outstanding that were entitled
                   to receive dividends:                            16,161,522
                                                                   -----------
          Equal    Net Investment Income Earned Per Share:         $    0.0452

                Net Asset Value Per Share 1/31/98                  $     11.52

                                30 Day Yield*:                           4.75%

     Divided by             One minus the Tax Rate of 31%:                0.69
                                                                   -----------
          Equal                 Tax Equivalent Yield **:                 6.88%

   *  Yield is calculated on a bond equivalent rate as follows:
                                6
       2[(($0.0452/$11.52)+1)-1]

   ** Assuming a tax rate of 31%

                         INVESTMENT PERFORMANCE -- EATON VANCE HIGH YIELD MUNICIPALS FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 7, 1995 through January 31, 1998 and for the 1 year period ended
January 31, 1998.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 01/31/98    ON 01/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    ------------   -----------    ----------  ----------    ----------  ----------
LIFE OF FUND      08/07/95      $1,345.64      $1,345.64      34.56%      12.66%        34.56%      12.66%

1 YEAR ENDED
  01/31/98        01/31/97      $1,143.12      $1,133.12      14.31%      14.31%        13.31%      13.31%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                     EV HIGH YIELD MUNICIPALS FUND (Class C)
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                      For the 30 days ended 1/31/98

                                   Interest Income Earned:            $ 44,160
Plus                               Dividend Income Earned:
                                                                      --------
Equal                                        Gross Income:            $ 44,160

Minus                                            Expenses:            $ 10,792
                                                                      --------
Equal                               Net Investment Income:            $ 33,367

Divided by       Average daily number of shares
                 outstanding that were entitled
                 to receive dividends:                                 760,573
                                                                      --------
Equal              Net Investment Income Earned Per Share:            $ 0.0439

                Net Asset Value Per Share 1/31/98                     $  10.68

                              30 Day Yield*:                             4.98%

Divided by                       One minus the Tax Rate of 31%:           0.69
                                                                      --------
Equal                            Tax Equivalent Yield **:                7.22%

*  Yield is calculated on a bond equivalent rate as follows:
                            6
   2[(($0.0439/$10.68)+1)-1]

** Assuming a tax rate of 31%